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                                                                    EXHIBIT 23.1


                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 333-52747 and No. 333-62175) and in the Registration Statements on Form S-9 (No. 3333-20539 and No. 333-66347) of Wild Oats Markets, Inc. of our report dated January 29, 1999 appearing on page 37 of this Form 10-K.

PricewaterhouseCoopers LLP
March 18, 1999